INVESTOR DAY

AGENDA 8:30 AM -- 8:40 AM Holden Lewis Senior Executive VP & CFO 8:40 AM -- 9:00 AM Jeff Watts President & Chief Sales Officer 9:00 AM -- 9:25 AM Casey Miller Senior Executive VP, Sales 9:25 AM -- 9:50 AM Bill Drazkowski Executive VP, Sales 9:50 AM -- 10:15 AM Bill Reichenbacher VP, Sales 10:15 AM -- 10:35 AM Q&A 10:35 AM -- 10:50 AM Break 10:50 AM -- 11:15 AM Jeff Hicks Senior VP, Solutions 11:15 AM -- 11:35 AM Kevin Fitzgerald VP, Sales Operations 11:35 AM -- 11:55 AM Donnalee Papenfuss Executive VP, Strategy & Communications 11:55 AM -- 12:15 PM Q&A 12:15 PM -- 12:35 PM Working Lunch 12:35 PM -- 12:55 PM Jeff Hicks Senior VP, Solutions 12:55 PM -- 1:15 PM Christine Molling VP, Digital Solutions 1:15 PM -- 1:45 PM John Soderberg/Vic Miles Senior Executive VP, IT / Microsoft Retail Industry Solutions 1:45 PM -- 2:10 PM Q&A 2:10 PM -- 2:30 PM Dan Florness CEO 2:30 PM -- 3:00 PM Q&A 3:30 PM -- 4:15 PM MNT11 Branch Tour, 615 Hale Ave N., Oakdale, MN

Safe Harbor Statement 3 This presentation and the accompanying oral remarks contain statements that are not historical facts (e.g., future operating results, long-term share gains, and business activity, as well as expectations regarding operations, including gross and operating income margin, future inventory levels, pricing, Onsite and weighted FMI device signings, operating costs (including SG&A), future total cost of ownership, capital expenditures, sales through our digital footprint, cash flow generation, the potential impact of our growth drivers and sales trends with customers, and supply chain matters) and that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. More information regarding such risks can be found in Fastenal Company's (collectively referred to as 'Fastenal' or by terms such as 'we', 'our', or 'us') most recent annual and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and Fastenal disclaims any obligation to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by law. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

Holden Lewis Chief Financial Officer

Jeff Watts President & Chief Sales Officer

6 International: Small but Mighty 0 200 400 600 800 1,000 1,200 1,400 International Market Growth All Non-U.S. Mexico All Non-U.S. Mexico 5-Yr CAGR 10.9% 14.1% 10-Yr CAGR 11.6% 17.2% 15-Yr CAGR 15.4% 24.0% Mills; US$

7 The Secret of Mexico’s Success Share the Vision Which enables us to accomplish our goals Bring Visibility Through a shared pipeline Provide Accountability Set clear expectations of who leads what Share Responsibility One can’t be successful without the other Share the Sense of Ownership We’re all part of the same team Introductory Meeting TCOA Process Sign Contract Implementation Follow-Ups, QBRs, Continuous Improvements, New Opportunities Sellers Specialists, Solutions, Sourcing Sellers Lean Solutions Sellers, Specialists, Solutions, Sourcing

8 The Secret of Our Success: Focused Alignment A L I GNMENT ACCOUNTAB I L I T Y EXECUTION Enhanced Productivity Improved Communication Ownership Ensure all Teams & Resources are Directed towards our Common Goal Clearly Defined Roles, Responsibilities and Expectations Action Necessary to Achieve our Goals

Casey Miller Senior EVP Sales

“Old” CSP Model Drove “Active Account” Growth “Retail Store” Feel Reactive – Business Runs You Dealing with One Crisis or Issue After Another No Time to Plan/Prepare for Growth Did Not Prioritize 10

“New” CFC Model Drives “Key Account” Growth ‘Logistics Management’ Feel Streamline Branch Operations Creating Time to Plan/Prepare for Biggest/Best Opportunities Established Clear Priorities Eliminated Chaos 11

Updated Model, but Same Foundational Value 2013: U.S. Branches Peak at 2,408 Current: U.S. Branches are at 1,264 Still serve the core function of placing people and inventory close to our customers Within a 30-minute drive of 93.5% of U.S. industrial manufacturing base 12

Mindset is Critical … Enter Focus40 The Goal? Free up time to overserve existing, and find more, supply chain partners. Critical KPIs: Market share gains – consistent double-digit sales growth Labor productivity – rising key ratio Asset efficiency – ‘Drive to 35’ The Four Pillars Aligned our Branch Pay Program 13 What is Focus40? Sales Growth + Pretax% of Net Sales = 40%+ A mindset!

Focus40 Timeline 2016 2017 2018 2019 2020 2021 2022 2023 2024 September: Phoenix Project October: Project Cali January: Focus40 Kickoff – Dallas Focus40 Phase 2 implemented company-wide June: 80/20 Kickoff – WI/IL March: 80/20 Kickoff - Houston Focus40 Phase 1 implemented company-wide 14

The Outcome of and Outlook for Focus 40 15

District Success is Measured by … Sustained Double-Digit Sales Growth Pre-Tax Profit Growth At or Above Sales Growth Achieving and Sustaining a Threshold ROA Optimized Key Ratio 16

District Success Rests on Certain Non-Negotiables

Foster successful **CSC and ODS** programs

Prioritize winning **$10K+ customers**

Deploy effective **FMI and digital** programs

Keep **GMs on offense**

CSC: Customer Solutions Consultant
ODS: Onsite Development Specialist

FMI: Fastenal Managed Inventory

GM: General Manager of our branches

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Bill Drazkowski EVP Sales

Contract Sales Vision ENSURE OUR CUSTOMER WILL BE DIFFERENT AS A RESULT OF DOING BUSINESS WITH FASTENAL Be a Growth Driver We exist to help the business grow faster with us than without us Embody the ‘Power of Fastenal People’ The best salesforce are the Blue Team members in the field Take an Expansive View of Ownership Regional leadership owns prospecting & portfolio management 19

GROW SALES AND INCOME BY CREATING STRATEGIC PARTNERSHIPS WITH SINGLE & MULTI-LOCATION CUSTOMERS Position Fastenal as a global strategic supply chain partner Engage local leadership on the opportunity Propose and implement the best solution for each customer site Execute at all levels to ensure customer vision is achieved Prioritize innovation and continuous improvement Maximize profitability and productivity of contract Contract Sales Mission 20

Our Contract Portfolio Government Program Government Sellers District Managers (DMs) General Managers (GMs) Cust. Sol’n Consultants (CSCs) $307M Shared Services Lean Solutions Industry Specialists Product SpecialistsOnsite Development Regional Program Regional VPs (RVPs) District Managers (DMs) Cust. Sol’n Consultants (CSCs) SDS $505M National Program Corporate Sellers SDS $4,663M 21 61% of sales 6% of sales *Sales are based on 2024 reporting 4% of sales

Rebuild the Culture – Recreate our purpose Flatten the Structure Regionalize the Business Rebuild Internal Trust, Communication & Execution Re-Qualify our Prospects Our 4Q23 Reset 22

Prospect Requalification Corporate HQ (multi-location) Prospects Corporate HQ Plant level Prospects Single Location Prospects Government Prospects New Commodity Prospects (Current customers) 23

Our Customer Sales Ecosystem


HQ
Plant
Plant
Plant
Commodity
Commodity
Commodity
Commodity
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part
Part

NA Sales Reps, Lean Team

CSC (20k+)
BSS
GM, MM (5,10, 20K)
Lean Team

GM, MM
Industry Specialists
Account Specialists
Onsite Development
Lean Team

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BSS: Business Sales Specialist
MM: Market Manager

End Result: Customer-Centric Alignment PRIORITIZING BUCKETS Key accounts benefiting from our solutions (5k, 10k, 20k, etc.) NATIONAL ACCOUNT PROGRAM Acquire and grow multi- location key accounts FULFILLMENT CENTERS ROLE SPECIALIZATION Execute key account business GROWING CSC PROGRAM Add plants/locations for >20k accounts TARGET 5 Add key accounts to the market TOP 10 Retain, invest in, and grow key accounts GOVERNMENT PROGRAM Biggest prospect in the US and beyond LEAN TEAM Build infrastructure to improve key accounts' business SALES DEVELOPMENT Help sellers land, manage, and grow key accounts CONTRACT MANAGEMENT 75% of business through contract vehicles, runs key accounts INDUSTRY SPECIALISTS Impact and grow current and new key accounts INTEGRATED SALES Used by key accounts TECH TEAM Build solutions (vending, FMI Technology, EDI) for key accounts 25 FMI: Fastenal Managed Inventory EDI: Electronic Data Interchange

End Result: Contract Growth 26

Bill Reichenbacher VP Sales

28 Key Account Selling’s ‘Source of Truth’ Contract Vehicle

29 Prospect Identification Keeping the Pipeline Filled

30 Prospecting “Fastenal types of customers”

31 These are our SDR’s (Sales Development Rep) – they landed the meeting with Vandelay Industries

32 Winning with an Industry Leading Toolbox Sales Cycle

33 This is one of our Sellers – they will meet with Vandelay leadership to facilitate & negotiate the sales process

34 Goals vs. Reality Improve Spend Cost Reduction Ensure Supply Continuity Combat Inflationary Price Increases Act as a Strategic Advisor to the Business Transform the Operating Model 2 1 3 4 5 Source: Key Issues Study, The Hackett Group, 2024 2025 PRIORITIES FOR PROCUREMENT

35 Achieving Procurement KPIs YOUR GOAL

36 These are our Lean Consultants – they perform TCOAs at each of Vandelay’s sites and present their findings

37 Total Cost of Ownership Analysis: Proving Our Value

38 Converting Waste into Savings 21.6%

39 Vandelay Industries (Actual) TCOA* * Aggregate Data from Four Sites

40 Bolting on to the Contract Vehicle Company Level: MRO/OEM eBusiness Data Analytics Business Terms Price Files Product Scope Local Level: FMI-T Onsites Site-Specific Pdts. Specialist Services Fulfillment Services Our eBusiness includes eProcurement activities, which are integrated transactions, including EDI, and eCommerce (transactional website sales).

41 A Consistent Model Across a Global Footprint NORTH AMERICA Canada Mexico United States* SOUTH & CENTRAL AMERICA Brazil Chile Panama 25 Countries EUROPE United Kingdom Austria Belgium Czech Republic France Germany Hungary` Ireland Italy Netherlands Poland Romania Spain Sweden Switzerland ASIA China Malaysia Singapore Thailand *Includes United States, Guam, Puerto Rico, and Dominican Republic.

42 Implementation – these are the specialists that get started at each Vandelay Industries Site

43 Vandelay Industries (Actual) Services Rendered *Fastenal Investment includes our asset and labor spend during implementation and excludes inventory investment. Fastenal Investment*: $1,450,000 $200,000 $525,000 $43,000 Solutions Implemented: Indiana: 93 POU coil/locker FASTVend devices; Onsite supply crib Pennsylvania: 8 POU FMI-T devices; migrating to Onsite supply crib Wisconsin (3 sites): 76 POU FMI-T devices Kentucky: 15 POU FMI-T devices

44 Account Management & Expansion Building Trust and Wallet Share

45 This is one of our BSS’s (Business Sales Specialist) – they manage Vandelay’s contract compliance and expands our footprint, site by site

46 Keeping Pace with Business Needs Strategic Business Reviews New Site Implementations Contract Compliance Price File Management Deployment of SME’s Reporting and Data Management Operational Excellence Product Category Expansion Contract Renewals Acquisitions and Divestitures

47 The Onsite Team – they execute the plan

48 The Blue Team – Winning Site-by-Site Our high-touch, high-tech model: a deep specialist pool & an industry-best toolbox

Q & A

Jeff Hicks Senior VP Solutions

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FMIT Timeline: Accelerating Innovation Operating Margin: Low-Teens % Operating Margin: Low/Mid-20% 52

3,600+ In-Market Locations 16,000+ Selling Personnel* 16 Solutions Service Centers Local Inventory Fulfillment Terminals16 175+ Solutions Specialists 24/7 Technical Support Weighted FMI Devices 115,000+Vending Configurations: Tested and Verified 200,000+ *Our selling personnel are attached to a specific in-market location.53

How is an employee interacting with products? What is inventory investment? How deep is my supply chain for an item? What are the behaviors of my assets? What is my inventory days on hand in this workspace and the current inventory state? What is the restock behaviors by stocking location? From Consumption Reduction to Data-Driven Decision Making 54

Total Cost of Ownership & Planograms 55

DATA-DRIVEN ENTERPRISES TRANSITIONING SUPPLY CHAINS TO WHERE INDUSTRY MEETS INNOVATION™ 56

Kevin Fitzgerald VP Sales Operations

Data Analytics Strategy Modernize Data Infrastructure Foster Good Data Governance & Security Develop Business-Led Analytics & Literacy Enable Self-Service Identify Critical Reporting, KPIs and Metrics 58 STRUCTURE DATA TO CREATE AN ENVIRONMENT OF SELF- SERVICE, ENHANCE DECISION- MAKING AND DRIVE INNOVATION

Data Analytics Goals Identify New Opportunities Enhance Decision Making Improve Customer Experience Foster Innovation Improve Productivity 59 STRUCTURE DATA TO CREATE AN ENVIRONMENT OF SELF- SERVICE, ENHANCE DECISION- MAKING AND DRIVE INNOVATION

Data Analytics Mission Identify New Opportunities Enhance Decision Making Improve Customer Experience Foster Innovation Improve Productivity 60 STRUCTURE DATA TO CREATE AN ENVIRONMENT OF SELF- SERVICE, ENHANCE DECISION- MAKING AND DRIVE INNOVATION

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My Vending Insights (2025) Exclusive Brands Opportunity (2025) 62 Coming Soon (2025)

My Vending Insights (2025) Exclusive Brands Opportunity (2025) Coming Soon (2025) 63

- My Vending Insights 64

Our Digital Front Door (FAST360º) DIGITAL FRONT DOOR USER MGMT ECOMMERCE VENDING/ BINSTOCK REPORTING/ ANAYLICS FASTCRIB CUST. PROFILE MGMT 65

Donnalee Papenfuss EVP Strategy & Communications

My Fastenal Journey 67 1999 - 2006 Government Industry Specialist // 2006 - 2014 Director of Government & Diversity Affairs 2014 - 2024 Vice President of Contract Development & Support 2024 - Present Executive Vice President of Strategy and Communications

68 Strategic Planning ENHANCE OUR SERVICES EXPAND TOTAL ADDRESSABLE MARKETMORE EFFECTIVE SELLING Employee Engagement Platforms // Artificial Intelligence (A.I) // eCommerce FAST360˚ // Customer Engagement Platform // FASTCrib Objectives Accelerators

69 Employee Engagement Strategy Focus on purpose Encourage autonomy Develop expertise

70 Employee Engagement Platform Design Features Company communications platform Social media like features Role-based resource curation with A.I. driven insights & recommendations Digital assistant features Access to tools & services Engagement features

71 Corporate Communications & Knowledge Management Volume & Velocity of Communication Demands Personalization & Role Curations of Resources

BLUE Chatbot 72

BLUE A.I. 73

Q & A

We'll be back in 20 minutes Lunch

Jeff Hicks Senior VP Solutions

INVENTORY MANAGEMENT SUPPLY CHAIN SERVICES SOFTWARE 77

Inventory Management Reporting Sourcing & Procurement Preventative Maintenance Asset Management CURRENT EXPERTISE GROWTH OPPORTUNITY 78

Custom Catalog Supplier Catalog // Customer Catalog Unit Conversions Min-Max Management Auto-Reorder // Pending Order Visibility Product Issuance Custom Data Capture // FIFO Management Inventory Management FIFO: First In, First Out79

RFQ Multiple Suppliers Lead Time Quoting Price Quoting Requisitions Inventory Allocation Product Staging Ordering Pending Orders // Spot Buys Approvals Approval Hierarchy // Minimize Rogue Spending Punchout Catalog .com Website Access // eQuoting Processing Sourcing & Procurement 80

Tracking Check-In/Check-Out // Asset Visibility Usage Tracking Database Checklists & Forms // Warranties Categories // Certifications Tolerances Asset Management 81

Unplanned Work Order Approvals Reasons & Priority Request Parts Planned Time Based // Labor Tracking Downtime Tracking Parts Lists Preventative Maintenance 82

FMI Technology Maturity Evolving from Vendor-Managed Inventory to Comprehensive Supply Chain Services Strategic AlignmentKey Points Data-Driven Decision Making FASTCrib Capabilities Expansion of Supply Chain Services Alignment with Core Competencies New Revenue Streams Customer Centric Focus Potential Customers Sites: 2025 Beta: (200), 2026: 500+, 2027: 2,000+ 83

Christine Molling VP Digital Solutions

Digital Solutions eBusiness Breakdown Contracts Local 17% 24% 76% eCommerce eProcurement CONTRACT CUSTOMERS National Accounts Regional Contracts Government 83% 85 NON-CONTRACT CUSTOMERS Small/Medium Customer

eBusiness Vision & Strategy VISION Position Fastenal as a comprehensive supply chain partner by delivering innovative digital platforms which serve industry supply chain needs and support strategic objectives. Text TextT Text WHY WHOWHAT HOW Strong Customer Relationships Continuous Innovation Meet Customer & Market Demands Seamless Communication Cross-Functional Expertise Aligned Enterprise Goals Optimize Procurement Enhance Supply Chain Efficiency Integrate Technology & Analytics Align Roadmap with Enterprise Priorities Measure Progress Invest in People & Technology 86

Roadway To Improved Customer Experience PRODUCT OFFERING Relevant Product Assortment, Industry Catalogs, Quality Data & Competitive Pricing ROBUST SEARCH A.I.-Assisted Search, Personalized Recommendations, Dynamic Filtering ACCURATE & TRANSPARENT FULFILLMENT Enhancing Delivery Operations with Comprehensive Order Visibility, Last-Mile Delivery Optimization and Dynamic Order Routing PERSONALIZED CHECKOUT Leverage Historical Trends to Optimize Our Customer’s Location- Based Delivery Operations REGISTRATION & SIGN-IN Continuous Improvements to Remove Friction from Registration and Sign-in Processes FAST360˚ Customer’s Digital Front Door 87

Defining Success Value to Customer Reducing Total Cost of Ownership Value to Shareholders Expanding Addressable Market Value to Fastenal Increasing Wallet Share & New Market Verticals 88

John Soderberg Senior EVP IT Vic Miles Microsoft Retail Industry Solutions

+ Navigating the Future Generative AI in Supply Chains 90

Microsoft’s AI Approach Meaningful Innovation Empowering People Happiness Responsible A.I. 91

How Copilots help The role of technology From Autopilot To Copilot Tools Creative assistant Data input Data output Follows commands Provides recommendations, with human in the loop Uses specialized language Uses natural language 92

Natural language interface Reasoning engine 93

Generative AI Content generation Automatically generate responses to customer inquiries Generate personalized website UIs or marketing images Summarization Summarize customer support conversation logs Summarize social media trends Code generation Convert natural language to data base query language to “ask questions” of your data Comment and document code Semantic search Search reviews for a specific product/service Discover new products and knowledge mining 94

Agentic AI Simple Advanced Retrieval Retrieve information from grounding data, reason, summarize, and answer user questions Task Take actions when asked, automate workflows, and replace repetitive tasks for users Autonomous Operate independently, dynamically plan, orchestrate other agents, learn and escalate Agents vary in levels of complexity and capabilities depending on your need Agents use AI to automate and execute business processes, working alongside or on behalf of a person, team, or organization 95

Building on our 1 Leveraging FMI data capture to gain supply chain insights 2 Industrial supply copilot powered by the Blue Team 3 Product landscape: “What is it? What else it? Where is it?” 96

Leveraging FMI data to gain supply chain insights1 AI USE CASE 97

Industrial supply copilot powered by ‘the Blue Team’2 AI USE CASE 98

Product landscape: > What is it? > What else is it? > Where is it? 3 AI USE CASE 99

Click to edit Master title style 100

Q & A

Dan Florness Chief Executive Officer

Takeaways & Wrap-Up CONTINUE TO INVEST IN CULTURE, LOCAL SERVICE CAPABILITIES ON A GLOBAL SCALE, AND DATA-DRIVEN SOLUTIONS Better Customer-Facing Alignment around a Key Account Strategy Return to historic levels – or better – of share-related growth Accelerating FMI Innovation Provides a Unique Data Advantage Our ability to capture useful information for customers is differentiated Additional Toolbox Development Supports Growth, Expands TAM Our toolbox will add additional capabilities over the next 36 months Success is Built on an Integrated Toolbox, not a Single Tool Site-specific solutions that improve supply chain cost, risk & scalability 103 TAM: Total Addressable Market

<$5K (92% of Customer Sites) $5K - $10K (4% of Customer Sites) CUSTOMER SITE BUCKET PERFORMANCE $10K+ (5% of Customer Sites) $50K+ (1% of Customer Sites) (5%) 4% 14% 18% CAGR Since 2017 $991M (13% of Sales) $657M (9% of Sales) $5.9B (77% of Sales) $3.6B (48% of Sales) 2024 Sales $119K spend/mo. per site $38K spend/mo. per site $5,700 spend/mo. per site $340 spend/mo. per site Total Sales CAGR (all customers) grew ~8% since 2017 * Sales that are not tied to a specific site or in-market location are excluded from the above. Sales represented above exclude certain service fees, cash sales, direct product sales, customer rebates, etc. ** Customer Sites are an average of the number of customer sites calculated each month. *** $50K+ Customer Sites are presented separately as a representation of Onsite-like customers and are also a subset of the $10K+ bucket.

CUSTOMER BUCKETS

	2007 to 2012 (5-yr)	2012 to 2017 (5-yr)	2017 to 2022 (5-yr)	2023	2024
CAGR	8.7%	7.0%	9.8%	5.3%	2.8%
$/year	$214M	$251M	$518M	$366M	$199M
Customer sites added (removed) per year (net)					
$10K+	343	501	1,040	418	372
$50K+ subset	*54*	*73*	*244*	*176*	*236*
$5K to $10K	309	405	547	179	-467
$5K subtotal	652	906	1,587	597	-95
<$5K	29,018	-5,645	-52,091	-54,379	-34,298
Total	29,670	-4,739	-50,504	-53,782	-34,393

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Q & A

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